
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2003

                         Aero Systems Engineering, Inc.
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             (Exact name of registrant as specified in its charter)

       Minnesota                       0-7390                41-0913117
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State or other jurisdiction            (Commission           (I.R.S. Employer
of incorporation)                      File Number)          Identification No.)

  358 E. Fillmore Avenue, St. Paul, Minnesota                        55107
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: (651) 227-7515

                                 Not applicable.
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         (Former name or former address, if changed since last report.)

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                         AERO SYSTEMS ENGINEERING, INC.

                                      INDEX
                                       TO
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

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
Item Number                                                                                     Page
-----------                                                                                     ----
Item 2. Acquisition and or Disposition of Assets.                                                3

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.                      3

Signatures.                                                                                      4

Exhibits Index.                                                                                  5

           (The remainder of this page was intentionally left blank.)

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ITEM 2. ACQUISITION AND OR DISPOSITION OF ASSETS.

On October 31, 2003, Aero Systems Engineering, Inc. ("ASE") acquired 51% of Automation, Manufacturing & Robotic Technologies, LLC ("AMR Tec"), a local robotics integrator in the food industry. The terms of the acquisition included a payment by ASE at the time of closing of $255,000 and future earn-out payments up to $948,600 based on the financial performance of AMR Tec over a four year period. Details of the acquisition are more fully described in the attached press release exhibit and the other document exhibits.

In accordance with the terms of the transaction, Aero Systems Engineering, Inc. will guarantee a $500,000 line of credit to Automation, Manufacturing & Robotic Technologies, LLC to provide additional working capital resources. A Second Amendment to the Credit Agreement between Aero Systems Engineering, Inc.("ASE") and Marshall & Ilsley M&I Bank was executed to allow the 51% acquisition by ASE under the Credit Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not required.

         (b) Not required.

         (c) The following exhibit is being filed as part of this Current Report on Form 8-K:

            2.1 Member Interest Purchase Agreement dated October 31, 2003 without exhibits

            10.5 First Amendment to Credit Agreement for Aero Systems Engineering, Inc. dated September 24, 2003.

            10.6 Second Amendment to Credit Agreement for Aero Systems Engineering, Inc. dated October 30, 2003

            10.7 Credit Agreement for Automation, Manufacturing & Robotic Technologies, LLC dated October 30, 2003

            10.8 Promissory Note for Automation, Manufacturing & Robotic Technologies, LLC dated October 30, 2003

            10.9 Security Agreement for Automation, Manufacturing & Robotic Technologies, LLC dated October 30, 2003

            10.10 Guaranty Agreement for Automation, Manufacturing & Robotic
                  Technologies, LLC dated October 30, 2003

            10.11 Automation, Manufacturing & Robotic Technologies, LLC Member
                  Control Agreement dated October 31, 2003

            10.12 Employment Agreement dated October 31, 2003 between
                  Automation, Manufacturing & Robotic Technologies, LLC and Raymond Carriere

            10.13 Reimbursement Agreement dated October 31, 2003 between Aero
                  Systems Engineering, Inc. and Richard A. Hoel, Laurence E. Gamst and Edward J. Drenttel

            99.1  Press release dated November 3, 2003

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

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2003                           Aero Systems Engineering, Inc.

                                                  By: /s/ Steven R. Hedberg
                                                     ---------------------------
                                                     Steven R. Hedberg
                                                     CFO, Secretary & Treasurer

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

                                  EXHIBIT INDEX

Exhibit Number                      Description

2.1 Member Interest Purchase Agreement dated October 31, 2003 without exhibits

10.5 First Amendment to Credit Agreement for Aero Systems Engineering, Inc. dated September 24, 2003

10.6 Second Amendment to Credit Agreement for Aero Systems Engineering, Inc. dated October 30, 2003

10.7 Credit Agreement for Automation, Manufacturing & Robotic Technologies, LLC dated October 30, 2003

10.8 Promissory Note for Automation, Manufacturing & Robotic Technologies, LLC dated October 30, 2003

10.9 Security Agreement for Automation, Manufacturing & Robotic Technologies, LLC dated October 30, 2003

10.10 Guaranty Agreement for Automation, Manufacturing & Robotic Technologies, LLC dated October 30, 2003

10.11 Automation, Manufacturing & Robotic Technologies, LLC Member Control Agreement dated October 31, 2003

10.12 Employment Agreement dated October 31, 2003 between Automation, Manufacturing & Robotic Technologies, LLC and Raymond Carriere

10.13 Reimbursement Agreement dated October 31, 2003 between Automation, Manufacturing & Robotic Technologies, LLC and Richard
               A. Hoel, Laurence E. Gamst and Edward J. Drenttel

99.1           Press Release Dated November 3, 2003

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